Filed pursuant to Rule 497(e)
under the Securities Act of 1933, as amended
File Registration No.: 33-65632
SCHRODER SERIES TRUST
Supplement dated October 24, 2008
to Prospectuses dated March 1, 2008 (as revised March 7, 2008)
With this supplement, the Investor Shares Prospectus and the Advisor Shares Prospectus (each, a “Prospectus” and together, the “Prospectuses”) are being updated for Schroder Total Return Fixed Income Fund (the “Fund”) with respect to the Portfolio Managers of the Fund.
The table in the “Management of the Funds — Portfolio Management” section is revised to add the following:

				RECENT PROFESSIONAL
FUND	NAME	TITLE	SINCE	EXPERIENCE
Schroder Total Return Fixed Income Fund	Chris Ames	Portfolio Manager	2008	Mr. Ames is an ABS Portfolio Manager, Fixed Income Group of Schroders, and specializes in managing asset-backed securities and mortgage-backed securities. Formerly, Portfolio Manager with Cheyne Capital from 2005 - 2007 and Head of ABS and CDO Research at BNP Paribas from 2002 - 2005. He has been an employee of Schroders since 2007.